UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Armada Drive, Suite 210
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 704-4900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Palisade Bio, Inc. 2021 Inducement Plan

On November 18, 2021, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) adopted the Palisade Bio, Inc. 2021 Inducement Plan (the “Inducement Plan”). The Inducement Plan was adopted without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4) and will be administered by the Committee. The Committee reserved 750,000 shares of Common Stock for issuance under the Inducement Plan. The only persons eligible to receive grants of Inducement Awards (as defined below) under the Inducement Plan are individuals who satisfy the standards for inducement grants under Nasdaq Listing Rule 5635(c)(4) or 5635(c)(3), as applicable. Inducement Awards may only be granted by: (i) the Committee, provided such committee is comprised solely of “independent directors” (as defined by Nasdaq Market Place Rule 5605(a)(2)) or (ii) a majority of the Company’s “independent directors.” An “Inducement Award” means any right to receive Common Stock, cash or other property granted under the Inducement Plan (including nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, or other stock-based awards). The Committee also adopted a (i) form of stock option grant notice, option agreement, and notice of exercise (the “Inducement Option Grant Package”) and (ii) form of restricted stock unit award grant notice and award agreement (the “Inducement RSU Grant Package”) for use under the Inducement Plan.

The foregoing description of the Inducement Plan, Inducement Option Grant Package and Inducement RSU Grant Package is not complete and is qualified in its entirety by reference to the text of the Inducement Plan; Restricted Stock Unit Grant Notice Award Agreement; and Stock Option Grant Notice and Award Agreement Exercise, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Grants under the Company’s 2021 Equity Incentive Plan

On November 18, 2021 the Compensation Committee approved the following equity awards pursuant to the Company’s 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”):

•
Stock option award (“Option”) to Chief Executive Officer Thomas M. Hallam to purchase 267,868 shares of the Company’s common stock, at an exercise price equal to $2.32 per share, the closing price of the Company’s common stock on the date of grant (the “Exercise Price”). One-twelfth of the shares underlying the Option shall vest and become exercisable on each three-month anniversary of the date of grant, and if there is no corresponding day, the last day of the month.
•
Option to Chief Financial Officer J.D. Finley to purchase 178,091 shares of the Company’s common stock, at the Exercise Price. One-twelfth of the shares underlying the Option shall vest and become exercisable on each three-month anniversary of the date of grant, and if there is no corresponding day, the last day of the month.
•
Option to Chief Medical Officer Michael Dawson to purchase 39,294 shares of the Company’s common stock, at the Exercise Price. One-twelfth of the shares underlying the Option shall vest and become exercisable on each three-month anniversary of the date of grant, and if there is no corresponding day, the last day of the month.

Adoption of Form of Option Grant Packages under the 2021 Equity Incentive Plan

On November 18, 2021 the Compensation Committee adopted the standard forms of (i) Stock Option Grant Notice, Option Agreement and Notice of Exercise, and (ii) the non-employee director forms of Stock Option Grant Notice, Option Agreement and Notice of Exercise (collectively, the “EIP Related Agreements”) for use with the 2021 Equity Incentive Plan.

The foregoing description of the EIP Related Agreements is not complete and is qualified in its entirety by reference to the text of the EIP Related Agreements, which are filed as Exhibits 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Repricing of Options under the Leading Biosciences, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan

On November 18, 2021 the Compensation Committee repriced certain Options granted under the Leading Biosciences, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan, reducing the exercise price per share to $2.32, the closing price of the Company’s common stock on November 18, 2021, including 35,675 options held by Chief Medical Officer Michael Dawson, 161,687 options held by Chief Financial Officer J.D. Finley, and 243,194 options held by Chief Executive Officer and director Thomas M. Hallam.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 18, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). As of October 1, 2021, the record date for the Annual Meeting (the “Record Date”), 12,929,911 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

A total of 8,215,080 shares of the Company’s common stock were present at the Annual Meeting in person or by proxy, which represents approximately 63.5% of the shares of the Company’s common stock outstanding as of the Record Date.

Proposal 1. Election of Directors.

The Company’s stockholders elected the two persons listed below as Class I Directors, each to serve until the Company’s 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The final voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes
Stephanie C. Diaz	4,908,287.46	414,453	2,892,340
Cristina Csimma	4,763,261.46	559,479	2,892,340

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of BDO USA, LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The final voting results were as follows:

Votes For	Votes Against	Abstentions
7,745,647.46	210,199	259,234

Proposal 3. Amendment to the Company’s 2021 Equity Incentive Plan.

The Company’s stockholders approved the amendment to the 2021 Equity Incentive Plan, to, among other things, correct an administrative or typographical error, that inadvertently provided that the share reserve is subject to annual increases each January 1 of up to 1%, as opposed to 4% of shares of common stock outstanding (or a lesser number determined by the Board of Directors of the Company). The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,384,300.86	886,981.59	51,458	2,892,340

The 2021 Equity Incentive Plan, as amended, is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Proposal 4. Approval, on an advisory basis, of the compensation of the Company’s named executive officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,039,697.30	1,217,484	65,559.15	2,892,340

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

10.1	Palisade Bio, Inc. 2021 Inducement Incentive Plan.
10.2(1)	Form of Restricted Stock Unit Grant Notice and Award Agreement under the Palisade Bio, Inc. 2021 Inducement Incentive Plan.
10.3(2)	Form of Stock Option Grant Notice and Award Agreement under the Palisade Bio, Inc. 2021 Inducement Incentive Plan.
10.4	Form of Stock Option Grant Notice, Stock Option Agreement and Notice of Exercise under the Palisade Bio, Inc. 2021 Equity Incentive Plan.
10.5	Form of Non-Employee Director Stock Option Grant Notice, Stock Option Agreement and Notice of Exercise under the Palisade Bio, Inc. 2021 Equity Incentive Plan.
10.6	Palisade Bio, Inc. 2021 Equity Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Incorporated by reference to Exhibit 99.1 to the Registrant's Form S-8 Registration Statement filed with the SEC on November 19, 2021.

(2) Incorporated by reference to Exhibit 99.2 to the Registrant's Form S-8 Registration Statement filed with the SEC on November 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Palisade Bio, Inc.

Date:	November 22, 2021	By:	/s/ Thomas M. Hallam
Thomas M. Hallam, PhD Chief Executive Officer